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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                                  JULY 19, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


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                             MATRIA HEALTHCARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                                 0-20619                               58-2205984
       (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               1850 PARKWAY PLACE
                             MARIETTA, GEORGIA 30067
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                           OFFICES INCLUDING ZIP CODE)

                                 (770) 767-4500



              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)









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ITEM 5.  OTHER EVENTS

         On July 9, 2001, the Registrant entered into an amended and restated revolving credit facility for $30,000,000 and completed the private placement of $125,000,000 aggregate principal amount of its 11% Senior Notes due 2008 in a private offering. The Senior Notes are guaranteed by certain of the Registrant's domestic subsidiaries.

         The Senior Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and may not be reoffered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(c)      Exhibits

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
Exhibit No.    Exhibit Description
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
   99.1        First Amended and Restated Credit Agreement dated as of July 19,
               1999 and Amended and Restated as of July 9, 2001 among the Registrant and certain subsidiaries, as Borrowers and the lenders named therein as the Lenders, First Union National Bank as the Administrative Agent and UBS Warburg LLC, as the Syndication
               Agent, and arranged by First Union Securities, Inc.

   99.2 Indenture dated as of July 9, 2001 by and among the Registrant, the Guarantors named therein and Wells Fargo Minnesota, National Association as Trustee, relating to the Registrant's 11% Senior Notes due 2008.

   99.3 Registration Rights Agreement dated as of July 9, 2001 by and among the Registrant, the Guarantors named therein and the Initial Purchasers named therein, relating to the Registrant's 11% Senior Notes due 2008.

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                                   SIGNATURES

         Pursuant to the requirements Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Matria Healthcare, Inc.


                         By: /s/ George W. Dunaway
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                             George W. Dunaway
                             Vice President -- Finance and
                             Chief Financial Officer



Dated:  July 19, 2001


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